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                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
             (Exact name of Registrant as Specified in its Charter)

         New York                     000-01684                  11-1688021
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
 Incorporation or Organization)        Number)            Identification Number)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                                 (631) 584-5400
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                                    Copy to:
                            Patrice Dowd Shenn, Esq.
                              Lamb & Barnosky, LLP
                         534 Broadhollow Road, Suite 210
                            Melville, New York 11747
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ITEM 5. OTHER EVENTS.

See Exhibit Number 99.01.

Item 7. (c) Exhibits

    Exhibit Number                             Description
    --------------                             -----------

        99.01 Press release concerning announced plans by the State University of New York to acquire the Company's real estate for use by the University's Stony Brook campus.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GYRODYNE COMPANY OF AMERICA, INC.

                                        By: /s/ Stephen V. Maroney
                                            ------------------------------------
                                            Stephen V. Maroney
                                            President, Chief Executive Officer
                                            and Treasurer

Date: May 29, 2003